UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 25, 2018

AVID TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-36254	04-2977748
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Network Drive, Burlington, Massachusetts  01803
(Address of Principal Executive Offices)   (Zip Code)

(978) 640-6789
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⎕ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⎕ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⎕ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⎕ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
 Emerging growth company ⎕

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⎕

Item 5.02. Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Termination of Louis Hernandez Jr. as Chief Executive Officer

On February 25, 2018, the Board of Directors (the “Board’) of Avid Technology, Inc. (the “Company”) voted to terminate the employment of Louis Hernandez Jr., Chief Executive Officer, effective immediately, due to violations by Mr. Hernandez of the Company’s policies related to workplace conduct. As a result of this termination under his employment agreement, Mr. Hernandez is no longer the Company’s Chief Executive Officer and resigns from his position on the Company’s Board effective immediately.

Appointment of Jeff Rosica as Chief Executive Officer

In connection with Mr. Hernandez’s termination, the Board appointed Jeff Rosica, who has been serving as the Company’s President, as the Company’s Chief Executive Officer, effective immediately. Mr. Rosica, age 56, joined the Company as Senior Vice President of Worldwide Field Operations in January 2013. In January 2016, Mr. Rosica was appointed Senior Vice President, Chief Sales and Marketing Officer and in December 2016, he was appointed President of the Company. From early 2002 until joining the Company, Mr. Rosica served in various capacities with Grass Valley, LLC, a broadcast equipment supplier, most recently as Executive Vice President, Chief Sales and Marketing Officer. Prior to that, Mr. Rosica was Vice President and General Manager of Phillips Broadcast from 1996.

There are no arrangements or understandings between Mr. Rosica and any other persons pursuant to which Mr. Rosica was named as Chief Executive Officer of the Company. There are also no family relationships between Mr. Rosica and any director or executive officer of the Company and Mr. Rosica has no direct or indirect interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Appointment of Nancy Hawthorne as Chair of the Board

In connection with Mr. Hernandez’s resignation from his position on the Company’s Board, the Board has appointed Nancy Hawthorne as its new chair.

Item 7.01 Regulation FD Disclosure.

On February 26, 2018, the Company issued a press release (the “Press Release”) announcing the termination of Mr. Hernandez, the appointment of Mr. Rosica as Chief Executive Officer and the appointment of Ms. Hawthorne as the chair of the Company’s Board. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Limitation on Incorporation by Reference. The information furnished in Item 7.01, including the Press Release attached hereto as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)                   Exhibits.

Exhibit Number	Description
99.1
Press Release announcing the termination of Louis Hernandez Jr. as Chief Executive Officer, the appointment of Jeff Rosica Chief Executive Officer and the appointment of Nancy Hawthorne as chair of the Board, dated February 26, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVID TECHNOLOGY, INC.
(Registrant)

Date: February 26, 2018	By: /s/ Brian E. Agle Name: Brian E. Agle Title: Senior Vice President and CFO